Exhibit 10.6.3

APPLIED OPTOELECTRONICS, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

Subject to the terms and conditions of this Notice of Stock Appreciation Right Award (this “Notice”), the Stock Appreciation Right Award Agreement attached hereto (the “Award Agreement”), and the Applied Optoelectronics, Inc. 2013 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Stock Appreciation Rights (the “SARs”) in Applied Optoelectronics, Inc. (the “Company”).  Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Participant Name:	Date of Grant:
and Address:	Number of SARs:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the SARs shall vest over a [      ]-year period in accordance with the following vesting schedule (the “Vesting Schedule”):

Vesting Date	Nonforfeitable Percentage

[Notwithstanding the above, the SARs shall automatically become fully vested upon the earlier of: (i) the Participant’s Disability; (ii) the Participant’s death; and (iii) immediately prior to the closing of a Change in Control of the Company.]

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By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the SARs granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

APPLIED OPTOELECTRONICS, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the SARs subject to all of the terms and provisions hereof and thereof.  The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan.  The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice.  The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates.  Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

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APPLIED OPTOELECTRONICS, INC.

2013 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Appreciation Right Award (the “Notice”), this Stock Appreciation Right Award Agreement (the “Award Agreement”), and the Applied Optoelectronics, Inc. 2013 Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Stock Appreciation Rights (the “SARs”) in Applied Optoelectronics, Inc. (the “Company”).  Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1.                                      Number and Purpose of SARs.  Participant has been awarded the number of SARs as set forth in the Notice.  Subject to the terms and conditions contained in the Notice and this Award Agreement, the general purpose of the SARs is to provide Participant with the prospective ability to receive a cash payment equal in value to the appreciation of the Company’s common stock from the Date of Grant to the conversion and payment set forth in Section 3, below.

2.                                      Vesting Schedule and Risk of Forfeiture.

(a)                                 Vesting Schedule.  Subject to the Participant’s continuous service with the Company as a Service Provider, and any other limitations set forth in the Notice or this Award Agreement, the SARs shall vest in accordance with the Vesting Schedule provided in the Notice.

(b)                                 Risk of Forfeiture.  The SARs shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the above Vesting Schedule.  All or any portion of the SARs subject to the foregoing risk of forfeiture shall immediately and automatically be forfeited and terminated upon the first day Participant fails to provide continuous service to the Company as a Service Provider, and the Company shall make no payment to Participant, cash or otherwise, for any such SARs that are forfeited.  Additionally, all of the SARs subject to this Award Agreement shall immediately become forfeited if Participant fails to fully satisfy Section 4(b) of this Award Agreement, as determined by the Committee.

3.                                      Conversion, Payment of SARs.  Subject to the terms of this Award Agreements, on the Vesting Date, the portion of the SARs that became vested shall automatically and immediately be converted to the right to receive a cash payment from the Company in an amount equal to the positive difference (if any) between the Fair Market Value of the Company’s common stock as of the Vesting Date and the Fair Market Value of the Company’s common stock as of the Date of Grant and immediately thereafter shall be made to the Participant.

4.                                      Taxes.

(a)                                 Tax Liability.  Participant is ultimately liable and responsible for all taxes owed by Participant in connection with his or her receipt of SARs and payments made under this Award Agreement, regardless of any action the Company takes with respect to any tax withholding obligations arising hereunder.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant of SARs or payments made pursuant to this Award Agreement.  The Company does not commit and is under no obligation to structure the SARs to reduce or eliminate Participant’s tax liability.

(b)                                 Payment of Withholding Taxes.  Participant authorizes the Company to withhold from the cash payable to Participant upon any payment made pursuant to this Award Agreement an amount sufficient to satisfy any tax withholding obligation, whether federal, state, local or non-U.S., including any employment tax obligation.  Notwithstanding anything in this Award Agreement to the contrary, the Company’s obligation to provide any payment under this Award Agreement shall immediately cease if Participant refuses after reasonable notice to make arrangements with the Company to satisfy any tax withholding obligations imposed upon the Company.

5.                                      Transferability of SARs.  The SARs may not be transferred in any manner other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, Participant may designate one or more beneficiaries of Participant’s SARs in the event of Participant’s death on a beneficiary designation form provided by the Committee.  The terms of this Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Participant.

6.                                      Rights as a Shareholder of the Company.  Participant’s receipt of the grant of SARs pursuant to the Notice and this Award Agreement shall provide and confer no rights to or status as a shareholder or equity holder of the Company.  Without limiting the foregoing, the holding of SARs shall NOT confer any right to: (i) vote; (ii) bring derivative actions; (iii) inspect books and records of the Company; (iv) receive dividends or other distributions except as provided in Section 3; or (v) have any other rights accorded owners of the Company’s shareholders or equity holders.

7.                                      Notice.  Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

8.                                      Spousal Consent.  To the extent Participant is married, Participant agrees to (i) provide Participant’s spouse with a copy of this Award Agreement prior to its execution by Participant and (ii) obtain such spouse’s consent to this Award Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as EXHIBIT A.

9.                                      Successors and Assigns.  Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective permitted successors and assigns.

10.                               No Assignment.  Except as otherwise provided in this Award Agreement, Participant shall not assign any of his rights under the Notice or this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.

The Company shall be permitted to assign its rights or obligations under the Notice and this Award Agreement, but no such assignment shall release the Company of any obligations pursuant to the Notice or this Award Agreement.

11.                               Severability.  The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

12.                               Amendment.  Any provision of this Award Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the parties hereto.

13.                               Administration and Interpretation.  Any question or dispute regarding the interpretation of the Notice or this Award Agreement or the receipt of SARs hereunder shall be submitted by Participant to the Company’s board of directors.  The resolution of such a dispute by the Company’s board of directors shall be final and binding on all parties.

14.                               Headings.  The section headings in this Award Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Award Agreement or of any particular section.

15.                               Counterparts.  The Notice may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of the Notice by that party.

16.                               Entire Agreement; Governing Law.  The Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings, representation and agreements of the Company and Participant (whether oral or written, and whether express or implied) with respect to the subject matter hereof.  The Notice and this Award Agreement are to be construed in accordance with and governed by the federal laws of the United States of America and by the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction.

17.                               Venue.  The Company and Participant agree that any suit, action or proceeding arising out of or related to the Notice or this Award Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County), and that all parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

18.                               No Guarantee of Service Provider Status.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SARs PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED SARs).  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THIS AWARD AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S/AFFILIATE’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

19.                               Unsecured General Creditor.  Participant shall have no legal or equitable rights, interests or claims in any property or assets of the Company due to the Notice, this Award Agreement and the grant of SARs hereunder.  For purposes of the payment of benefits under the Notice and this Award Agreement, Participant shall have no more rights than those of a general creditor of the Company.  The Company’s obligation under the Notice and this Award Agreement shall be that of a conditional unfunded and unsecured promise to pay money or property in the future.

20.                               Waiver.  Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

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EXHIBIT A

APPLIED OPTOELECTRONICS, INC.

2013 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1.                                      I am the spouse of                                                                                                 .

2.                                      Each of the undersigned and the undersigned’s spouse is a resident of                                                                                                                                             .

3.                                      I have read the Applied Optoelectronics, Inc. 2013 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Award Agreement (the “Award Agreement”), by and between Applied Optoelectronics, Inc. (the “Company”), and my spouse.  I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4.                                      I understand the terms and conditions of the Award Agreement and the Plan.

5.                                      I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the SARs (it being understood that this Spousal Consent shall in no way be construed to create any such interest).  I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                           , 2013.

SPOUSE:

Signature:

Print Name:

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